                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2004

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
                         Series 1996-2 and Series 1996-3
                             (Issuer of Securities)

             JPMORGAN CHASE BANK (formerly known as "Chemical Bank")
                             (Sponsor of the Trust)

          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                      033-94190              13-4994650
-------------------------------     ---------------     ----------------------
(State or other jurisdiction        (Commission         (IRS Employer
of incorporation)                   File Number)        Identification No.)


270 Park Avenue, New York, New York            10017
---------------------------------------        ----------
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000


--------------------------------------------------------------
(Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of a number of outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of December 17, 1999, as amended. The parties to the Pooling and Servicing Agreement, as amended, are JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as transferor prior to June 1, 1996, Chase Manhattan Bank USA, National Association ("Chase USA"), as transferor after June 1, 1996, and as servicer and The Bank of New York, as trustee.

On or about October 15, 2004, Chase USA, as servicer, distributed monthly payments to the holders of the Series 1996-2 and Series 1996-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as an exhibit to this Current Report on Form 8-K.



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.             Description
-----------             -----------
  99.1                  Monthly Reports with respect to the October 15, 2004
                        distribution.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHASE MANHATTAN BANK USA,
                                     NATIONAL ASSOCIATION, as Servicer


                                     By: /s/ Patricia M. Garvey
                                         --------------------------
                                     Name:  Patricia M. Garvey
                                     Title: Vice President
                                     Date:  October 21, 2004

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                  Description
-----------                  -----------
   99.1                      Monthly Reports with respect to the distribution
                             to certificateholders on October 15, 2004.

                      [Letterhead of JPMorgan Chase & Co.]







                                                  October 21, 2004



VIA EDGAR
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20001


         Re:   Chase Credit Card Master Trust
               (formerly known as "Chemical Master Credit Card Trust I"), Series 1996-2 and Series 1996-3


Ladies and Gentlemen:

         I am sending for filing on behalf of the above-referenced issuer and in connection with the above-referenced securities a Current Report on Form 8-K dated October 15, 2004.

         Please confirm your receipt of such transmittal.

                                               Very truly yours,

                                               /s/ James Y. Lee
                                               -------------------
                                               James Y. Lee


Encl.